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                                                                   Exhibit 99.1

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POLL AND CONSENT

  This Poll and Consent is being solicited by Cass O. Edwards, II, in his capacity as Chairman/Delegate and R. Denny Alexander as the alternate Chairman/Delegate under the Common Stock Restriction and Voting Agreement, effective January 10, 1985, as amended (the "Shareholders Agreement"), in connection with the merger (the "Merger") of Overton Bancshares, Inc. ("Overton") with and into Cullen/Frost Bankers, Inc. ("Cullen/Frost") pursuant to the terms of the Agreement and Plan of Merger, dated as of February 15, 1998, between Overton and Cullen/Frost (the "Merger Agreement") and in connection with the Special Meeting of Shareholders (the "Special Meeting") to be held at Overton, 4200 South Hulen Street, Fort Worth, Texas, on May 20, 1998, at 4:00 p.m., and at any adjournments or postponements thereof.
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND A CONSENT FOR THE TERMINATION OF THE SHAREHOLDERS AGREEMENT.
I. Pursuant to the terms of the Shareholders Agreement and in response to the Poll being conducted in accordance therewith, the undersigned hereby directs the Chairman/Delegate to take notice of the following votes cast:

 Item I.A. Approval of the Merger            FOR    AGAINST    ABSTAIN
           Agreement and the Merger            [_]      [_]        [_]
           contemplated therein.

 Item I.B. In his discretion, the
           Chairman/Delegate is              FOR    AGAINST    ABSTAIN
           authorized to vote upon             [_]      [_]        [_]
           such other business as
           may properly come before
           the Special Meeting or
           any adjournments or
           postponements thereof.
  IF THIS POLL AND CONSENT IS SIGNED AND DATED BELOW AND NO MARK IS MADE, THIS POLL AND CONSENT WILL BE VOTED FOR THE PROPOSAL IN ITEM I.A. AND WILL BESTOW
                    DISCRETION IN ACCORDANCE WITH ITEM I.B.

II. Consent to the Termination of the Shareholders Agreement.
 Item II. The undersigned hereby                   FOR    AGAINST
          consents to the                           [_]     [_]
          termination of the Voting
          Agreement pursuant to
          Section 2 thereof
          immediately prior to the
          effectiveness of the
          Merger.
  IF THIS POLL AND CONSENT IS SIGNED AND DATED BELOW AND NO MARK IS MADE, THIS
   POLL AND CONSENT WILL BE VOTED FOR THE PROPOSAL IN ITEM II. AND WILL BE A
           CONSENT TO THE TERMINATION OF THE SHAREHOLDERS AGREEMENT.

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THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND THE PROXY STATEMENT/PROSPECTUS FOR THE SPECIAL MEETING.

                                             ---------------------------
                                             SIGNATURE:

                                             ---------------------------
                                             NAME:

                                             ---------------------------
                                             TITLE:

                                             ---------------------------
                                             DATE:

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                                             SHARES OWNED:

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS POLL AND
                                             CONSENT. ALL OWNERS OF SHARES HELD
                                             JOINTLY MUST SIGN THIS POLL AND
                                             CONSENT. IF SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE
                                             OR GUARDIAN, PLEASE INCLUDE YOUR
                                             FULL TITLE. ONLY AUTHORIZED
                                             OFFICERS MAY SIGN ON BEHALF OF
                                             CORPORATE SHAREHOLDERS.

                                             A REPLY IS NECESSARY TO VOTE YOUR
                                             SHARES AND CONSENT TO THE
                                             TERMINATION OF THE SHAREHOLDERS
                                             AGREEMENT

                                             PLEASE SIGN AND DATE THIS POLL AND
                                             CONSENT AND RETURN IT BY CERTIFIED
                                             MAIL, RETURN RECEIPT REQUESTED IN
                                             THE ENCLOSED ENVELOPE AS SOON AS
                                             POSSIBLE

IF YOU HAVE QUESTIONS OR NEED ASSISTANCE REGARDING THE COMPLETION OF THIS POLL AND CONSENT OR RETURNING IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, YOU MAY CALL JULIE SCOTT AT 817-377-5012 OR LOU WOOTEN AT 817-377-5010 AT OVERTON YOUR POLL AND CONSENT MUST BE POST-MARKED ON OR PRIOR TO MAY 6, 1998 TO BE COUNTED IN THE POLL